UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2008

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Noble International, Ltd. (the “Company”) is filing this Form 8-K/A as Amendment No. 1 (the “Amended Form 8-K”) to its Current Report on Form 8-K that was filed with the United States Securities and Exchange Commission (the “SEC”) on July 16, 2008 (the “Original Form 8-K”) solely for the purpose of correcting typographical errors in the Investor Presentation, dated July 17, 2008, that was filed as Exhibit 99.1 to the Original Form 8-K. Specifically, certain symbols included in the Investor Presentation were inadvertently changed during the process of transmitting the presentation for filing via EDGAR. The corrected Investor Presentation is filed as Exhibit 99.1 to this Amended Form 8-K.

Item 7.01	Regulation FD Disclosure

On July 17, 2008, the Company will hold its 2008 Annual Meeting of Shareholders (the “Annual Meeting”). At or upon conclusion of the Annual Meeting, Tom Saeli, the Company’s Chief Executive Offer, intends to make a presentation to investors that will include certain financial and strategic matters of the Company (the “Investor Presentation”). A copy of the intended Investor Presentation is included as Exhibit 99.1 to this Amended Current Report on Form 8-K, which is incorporated herein by reference.

Safe Harbor Statement: Certain statements in the Investor Presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements addressing operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements are made on the basis of management’s assumptions and estimations when made and speak only as of the date thereof. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “would,” or “will” or variations of such words and similar expressions may identify such forward-looking statements. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales; our ability to successfully integrate acquisitions; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors; costs related to legal and administrative matters; our ability to realize cost savings expected to offset price concessions; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel costs; work stoppages and strikes at our facilities and that of our customers; the presence of downturns in customer markets where the Company’s goods and services are sold; financial and business downturns of our customers or vendors; and other factors, uncertainties, challenges, and risks detailed in Noble’s public filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Noble does not intend or undertake any obligation to update any forward-looking statements.

Item 9.01.	Financial Statement and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

99.1	Investor Presentation, July 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(registrant)

July 17, 2008	By:	/s/ Andrew J. Tavi
Andrew J. Tavi
Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description of Exhibit
99.1	Investor Presentation, July 17, 2008

5